API Funds

Ticker Symbols
	Class A	Class L	Institutional Class
YORKTOWN SMALL-CAP FUND	YOXAX	YOVLX	YOVIX
YORKTOWN MID-CAP FUND	YWBAX	YWBLX	YWBIX

API Funds (the “Trust”) offers two mutual fund series in this prospectus: (each, a “Fund,” and together, the “Funds”)

Each Fund offers you a separate investment, with its own investment objective and policies.

PROSPECTUS DATED MAY 6, 2016

Like all mutual fund shares, the U.S. Securities and Exchange Commission has not approved or disapproved the shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Section 1 | Fund Summaries

This section provides you with an overview of the each Fund, including investment objectives, fees and expenses, and historical performance information.

1	Yorktown Small-Cap Fund

7	Yorktown Mid-Cap Fund

Section 2 | Additional Information About Investment Strategies and Related Risks

This section sets forth additional information about the Funds.

14	Investment Objectives and Strategies of each Fund

15	Principal Investment Risks

16	Portfolio Holdings Disclosure

Section 3 | Who Manages Your Money

This section gives you a detailed discussion of our investment adviser, investment managers, and portfolio managers

17	The Investment Adviser

17	The Investment Managers

Section 4 | How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account

21	What Share Classes We Offer

22	How To Reduce Your Sales Charge

26	How To Buy Shares

28	How To Sell Shares

Section 5 | General Information

This section summarizes the Funds’ distribution policies and other general Fund information

31	Dividends, Distributions and Taxes

32	Net Asset Value

32	Fair Value Pricing

33	Frequent Trading

34	Distribution and Service Plans

35	General Information

Section 6 | Financial Highlights

This section provides each Fund’s financial performance for the past five years.

Section 7 | For More Information

This section tells you how to obtain additional information relating to the Funds.

Section 1  |  FUND SUMMARIES

Yorktown Small-Cap Fund

Investment Objective – The Fund seeks to achieve long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in one or more API/Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How To Reduce Your Sales Charges” Section on page 22 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class L	Institutional Class
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)
	Class A	Class L	Institutional Class
Management Fee	0.90%	0.90%	0.90%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses (2)	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.53%	2.28%	1.28%
Fee Waivers and/or expense reimbursements (3)	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses	1.40%	2.15%	1.15%

(1) Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by the Distributor.

(2) “Other Expenses” are estimated for the Fund’s first year of operations based on other similar series in the API Funds, and actual expenses may differ.

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(3) In the interest of limiting expenses of the Fund, the Adviser has entered into a five year contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, for the first five fiscal years of the Fund’s operations, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.40% for Class A Shares, 2.15% for Class L Shares, and 1.15% for Institutional Class Shares. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 90 days notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for each Share Class. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares:	$709	$993

	1 Year	3 Years
Class L Shares:	$218	$673

	1 Year	3 Years
Institutional Class Shares:	$117	$365

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new fund without an operating history, so portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is a diversified fund and invests in a wide universe of U.S. small cap value stocks. Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of any borrowings for investment purposes) in small cap companies. The Investment Manager utilizes a structured quantitative investment approach based on a set of well defined, fundamental characteristics to identify value stocks for the Fund. To construct the Fund’s portfolio, the Adviser does not pick single stocks. Instead, the Adviser analyses the entire investable universe of stocks and applies a proprietary quantitative modeling program to identify investments for the Fund. The model utilizes established value metrics such as intrinsic value, book-to-earnings, free cash flow, etc. A value stock has a low price relative to various characteristics considered in assessing a company’s worth, including but not limited to, book value, sales, earnings and operating cash flows. The Investment Manager identifies value stocks by considering multiple factors (e.g., book value to market value, price to earnings, price to sales, or price to operating cash flows).

For investment purposes, the Investment Manager defines small cap companies as companies with market capitalizations in the lowest 10% of total market capitalization of all publicly-traded U.S. companies, excluding BDCs, ETFs, Bonds and Foreign shares. As of December 31, 2015, using the guidelines and definitions above, the market capitalization of a small cap company was equal to or below $4.10 billion. Micro Cap Companies are defined as companies in the lowest 2% of total market capitalization. The Fund may invest up to 45% of its assets in micro cap securities. As of December 31, 2015, using the guidelines and definitions above, the market capitalization of a micro cap company was equal to or below $800 million.

The Investment Manager also reserves the right to invest in any of the securities that are part of the Russell 2000 Value Index, regardless as to whether these securities meet the above definitions of size or value. In general, the Investment Manager utilizes a market capitalization weighted approach to determine the target weights of the U.S. small cap value stocks for purchase. Market capitalization is defined as the number of a company’s shares that are outstanding, multiplied by each share’s market price. In certain circumstances the Investment Manager may utilize a float-adjusted market capitalization. Typically, greater weighting in the Fund is given to small companies with higher relative market capitalization. The Investment Manager expects (but it is not required) to rebalance the Fund’s portfolio no less than quarterly, at which time the Investment Manager will consider which securities are eligible for inclusion in the portfolio by virtue of their fundamental characteristics, including multiple value factors and capitalization.

The Investment Manager places a priority on efficiently managing portfolio turnover and keeping trading costs low. In general, the Investment Manager engages in a buy-and-hold investment strategy that involves seeking to

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buy securities and holding them for a relatively longer period of time, regardless of short-term factors, such as fluctuations in the market or volatility of the stock price. This buy-and-hold strategy, which focuses on size and value premiums, tends to create a naturally low portfolio turnover and lower trading costs. In addition, the Investment Manager employs a selective trading approach to minimize trading costs; it trades securities with liquidity in mind to implement the investment strategy in an efficient, low cost manner.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Small & Microcap Company Risk: Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Microcap company securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Value Investment Risk. Value securities may underperform the market or become out of favor with investors, and the Fund could lose money if the Adviser’s assessment of a company’s value is incorrect.

Management Risk. The investment strategies, practices and risk analysis used by the Investment Manager may not produce the desired results.

New Fund Risk. This is a new Fund without an operating history. Although the Investment Manager is experienced in managing similar funds, this is a new Fund. Accordingly, the risk of loss may be greater than with a more established fund.

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The Fund’s Past Performance

The Fund is new and therefore does not have a performance history to report. When the Fund has returns for a full calendar year, this prospectus will include performance information which will provide some indication of the risks of investing in the Fund by showing the Fund’s performance and comparing that performance with a broad measure of market performance. The past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.apifunds.com and by calling toll-free 888-933-8274.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Investment Manager – Vericimetry Advisors, LLC

Portfolio Managers – Dr. Mendel Fygenson is the Fund’s portfolio manager. Dr. Fygensen has been portfolio manager since the Fund’s inception in March, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Yorktown Mid-Cap Fund

Investment Objective – The Fund seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in API/Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How To Reduce Your Sales Charges” Section on page 22 of the Fund’s prospectus.

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Shareholder Fees (fees paid directly from your investment)
	Class A	Class L	Institutional Class
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)
	Class A	Class L	Institutional Class
Management Fee	1.15%	1.15%	1.15%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses (2)	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.78%	2.53%	1.53%
Fee Waivers and/or expense reimbursements (3)	(0.28)%	(0.28)%	(0.28)%
Total Annual Fund Operating Expenses	1.50%	2.25%	1.25%

(1) Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by the Distributor.

(2) “Other Expenses” are estimated for the Fund’s first year of operations based on other similar series in the API Funds, and actual expenses may differ.

(3) In the interest of limiting expenses of the Fund, the Adviser has entered into a five year contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, for the first five fiscal years of the Fund’s operations, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.50% for Class A Shares, 2.25% for Class L Shares, and 1.25% for Institutional Class Shares. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 90 days notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and

(ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for each Share Class. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares:	$718	$1,021

	1 Year	3 Years
Class L Shares:	$228	$703

	1 Year	3 Years
Institutional Class Shares:	$127	$397

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new fund without an operating history, so portfolio turnover information is not yet available.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium capitalized (“mid cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of domestic mid cap companies that are expected to exhibit quality growth characteristics or offer a long-term investment value. For purposes of the Fund, the Investment Manager considers a company to be a mid cap company if it has a market capitalization no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the

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Russell Midcap Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics similar to mid cap companies, but that may have market capitalizations above the market capitalization of the largest member, or below the market capitalization of the smallest member, of the Russell Midcap Index.

The Russell Midcap Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000 Index. The companies in the Russell Midcap Index are considered representative of mid cap companies. The size of companies in the Russell Midcap Index may change with market conditions. In addition, changes to the composition of the Russell Midcap Index can change the market capitalization range of companies included in the index. As of January 1, 2016, the Russell Midcap Index included securities issued by companies that ranged in size between $2.4 billion to $28.7 billion.

The Fund will invest in both “value” and growth” stocks. The Fund’s Investment Manager will provide a growth oriented investment portfolio and a value oriented investment portfolio for the Fund. The Fund’s Adviser will determine the Fund’s allocation of its assets to “value” and “growth”, and will re-balance that allocation from time to time as it deems necessary.

In choosing investments in the “value” segment of the Fund, the Investment Manager performs fundamental company analysis and focuses on stock selection. The Investment Manager evaluates the extent to which a company meets the following criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company’s current market value should reflect a material discount from the Investment Manager’s estimate of the company’s value, (b) the company should have some distinctive attribute that cannot easily be duplicated by present or potential competitors (this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should have a reasonable expectation of improving its level of profitability, free cash flow, and return on invested capital over a three-year investment horizon, (d) the company should have a capable and skilled management team with a reasonable probability of successfully executing a clearly articulated and logical business strategy focused on creating shareholder value, (e) the company should have a relatively simple, clean financial structure and adhere to conservative and straightforward accounting practices, and (f) there should be the likelihood that management will be able to successfully execute a corporate transformation with a focus on improving cash flow and returns within a three-year investment horizon.

In choosing investments in the “growth” segment of the Fund, the Investment Manager performs fundamental company analysis and focuses on stock selection. The Investment Manager evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Investment Manager believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Mid-Sized Company Risk; The securities of mid cap companies may be more volatile and less liquid than the securities of large cap companies. In addition, mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price.

Style Risk: Different investment styles (e.g., value vs. growth, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Allocation Risk. The Fund may lose money if the Adviser over- or under- allocates Fund assets to the “growth” or “value” components of the Fund.

Management Risk. The investment strategies, practices and risk analysis used by the Sub-Adviser may not produce the desired results.

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The Fund’s Past Performance

The Fund is new and therefore does not have a performance history to report. When the Fund has returns for a full calendar year, this prospectus will include performance information which will provide some indication of the risks of investing in the Fund by showing the Fund’s performance and comparing that performance with a broad measure of market performance. The past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.apifunds.com and by calling toll-free 888-933-8274.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Investment Manager – William Blair Investment Management, LLC

Portfolio Managers – Robert C. Lanphier IV, a Partner of the Investment Manager, David Ricci, a Partner of the Investment Manager, Dan Crowe, a Partner of the Investment Manager, David S. Mitchell, a Partner of the Investment Manager, Mark T. Leslie, a Partner of the Investment Manager, and Chad M. Kilmer, a Partner of the Investment Manager, co-manage the Fund. All have been portfolio managers since the Fund’s inception in March, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Section 2  |  ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives and Strategies

Yorktown Small Cap Fund

Additional Investment Strategies:

The Fund seeks to achieve its investment objective, of long-term capital appreciation, by investing primarily in common stock of U.S. small cap value companies. Under normal market circumstances, the Fund invests at least 80% of its net assets in common stock of U.S. companies that were small cap companies at the time of purchase. Generally, U.S. companies are companies organized in the U.S. and that trade in U.S. securities markets. Additionally, if the Fund changes its 80% investment policy, the Fund will notify shareholders at least 60 days before the change, and will change the name of the Fund.

A portion of the Fund’s assets may be held in cash or cash-equivalent investments consisting of U.S. Government securities, money market funds, short-term instruments, commercial paper and other high quality money market instruments in response to either pending investment of cash balances, for liquidity purposes in anticipation of possible redemptions or for temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions. These securities typically offer less potential for gains than other types of securities, thus while the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

Yorktown Mid Cap Fund

Additional Investment Strategies:

The Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed only if, in the judgment of the Investment Manager, investments in a Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. For temporary defensive purposes, the Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. When the Fund is invested defensively, it may not meet its investment objective

PRINCIPAL INVESTMENT RISKS

Both Funds

General Risks. There is a risk that you could lose all or a portion of your investment in a Fund. The value of your investment in a Fund will go up and down with the prices of the securities in which a Fund invests. There is no assurance that a Fund will meet its investment objective. For more information relating to the risks of investing in the Funds, please see the Trust’s Statement of Additional Information (“SAI”).

Equity Security Risk. Prices of equity securities can fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A Fund may experience a substantial or complete loss on an individual stock. At different times, a Fund’s performance may be especially subject to the performance of the specific industries and sectors that are selected by its Investment Manager. Some of a Fund’s portfolio securities may not be widely traded and a Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or impossible for a Fund to dispose of such securities at a desired time or price and the Fund may lose money as a result of any such sales.

Company Risk. A Fund may invest in securities that involve certain special circumstances (including bankruptcy) that the Investment Manager believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the Investment Manager will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Management Risk. The investment strategies, practices and risk analysis used by the Investment Manager may not produce the desired results.

New Fund Risk: Each Fund is new and has no operating history, and there can be no assurance that a Fund will be able to achieve an economically viable size.

The following additional risks apply to the Yorktown Small Cap Fund.

Small-Cap Company Risk. A Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

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Value Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Funds may invest in securities of undervalued companies. Even though a Fund invests in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for the Fund will appreciate in value. In addition, “value” stocks can be more volatile than the general market.

The following additional risks apply to the Yorktown Mid Cap Fund.

Style Risk: Different investment styles (e.g., value vs. growth, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Allocation Risk. The Fund may lose money if the Adviser over- or under- allocates Fund assets to the “growth” or “value” components of the Fund.

Non-Principal Strategies and Risks

Portfolio Turnover.

The Funds, directly or indirectly, may engage in active and frequent trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

Portfolio Holdings Disclosure

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds’ SAI.

Section 3  |  WHO MANAGES YOUR MONEY

This section gives you a detailed discussion of the Adviser, the Investment Managers, and the Portfolio Managers.

The Investment Adviser

Yorktown Management & Research Company, Inc. (the “Adviser”), located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501, serves as each Fund’s investment adviser. The Adviser has served as the investment adviser to each Fund since its inception. The Adviser was organized in 1984 and is controlled by David D. Basten.

Services provided by the Adviser include the provision of a continuous investment program for each Fund and supervision of all matters relating to the operations of each Fund. The Adviser is also responsible for furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

For its services, the Adviser receives a monthly fee from each Fund, calculated at an annual rate of the average daily net assets for each Fund.

Fund	Fee
Yorktown Small Cap Fund	0.90%
Yorktown Mid Cap Fund (1)	1.15%

(1) For its services relating to the Yorktown Mid Cap Core Fund, the Adviser receives a management fee, which is calculated daily and paid monthly, at a maximum annual rate based on the average daily net assets of the Fund at 1.15%. Fees payable to the Adviser decrease as assets increase. The fee schedule for the Fund is as follows; 1.15% on the first $50 million, 1.05% on the next $50 million, 0.95% on the next $100 million. 0.90% on the next $300 million, and 0.85% on all assets over $500 million.

The Adviser, with the Board’s approval, has engaged the services of the Investment Managers described below to provide day-to-day investment advisory services to the Funds. Each Investment Manager makes investment decisions for the Fund it manages. The Adviser oversees the Investment Managers for compliance with the Funds’ investment objectives, policies, strategies and restrictions, and monitors each Investment Manager’s adherence to its investment style. The Board oversees the Adviser and the Investment Managers. The Adviser pays all fees charged by the Investment Manager for such services.

The Investment Managers

Vericimetry Advisors, LLC

Vericimetry Advisors LLC is the investment manager for the Yorktown Small Cap Fund. Pursuant to a sub-investment advisory agreement with Vericimetry and the Adviser on behalf of the Fund, and subject to the

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supervision of the Adviser and the oversight of Board, the Investment Manager is responsible for selecting the Fund’s investments, providing investment research and providing a continuous investment program for the Fund. Vericimetry is responsible for making investment decisions with respect to the Fund’s assets, selecting broker-dealers to execute portfolio transactions on behalf of the Fund, and monitoring and ensuring consistency with the Fund’s investment strategies and policies, subject to the supervision of the Adviser and the oversight of the Board. Vericimetry is a Delaware limited liability company with its principal business address at 1968 N. Lake Avenue, # 303, Altadena, CA 91001. Vericimetry was founded in 2011 and as of December 31, 2015, had approximately $207 million in assets under management.

Vericimetry Advisors, LLC is controlled by Dr. Mendel Fygenson. Dr. Fygenson serves as the CIO and as a Portfolio Manager at Vericimetry. He oversees the Model Portfolio, the Trading Factors and is responsible to the day-to-day management of the Fund’s holdings. Dr. Fygenson is also Chief Executive Officer and an Elected Manager of Vericimetry. Dr. Fygensen has been the Fund’s portfolio manager since the Fund’s inception in May, 2016.

Dr. Fygenson holds a Ph.D. in Biostatistics from the University of Michigan and a M.A. in Statistics from SUNY Buffalo. He earned his B.S. summa cum laude in Statistics and B.A. summa cum laude in Philosophy from Haifa University, Israel. Dr. Fygenson is a Data Scientist specializing in advanced analytical methods. He has more than 20 years of experience creating targeting/trading strategies, predictive models and data structure algorithms for the digital media and investment industries. Since 1996, he has been a professor of Data Sciences and Operations at the Marshall School of Business at USC. Dr. Fygenson’s research has been published in leading scientific journals; he has given numerous invited talks around the world and has served multiple times as an expert panelist for the National Science Foundation in the Mathematics and the Social Sciences divisions.

William Blair Investment Management, LLC

William Blair Investment Management, LLC (“William Blair”), 222 West Adams Street, Chicago, Illinois 60606, is the investment manager for the Yorktown Mid Cap Fund. Pursuant to a sub-investment advisory agreement with William Blair and the Adviser on behalf of the Fund, and subject to the supervision of the Adviser and the oversight of the Board, the Investment Manager is responsible for selecting the Fund’s investments, providing investment research and providing a continuous investment program for the Fund. The Investment Manager is responsible for making investment decisions with respect to the Fund’s assets, selecting broker-dealers to execute portfolio transactions on behalf of the Fund, and monitoring and ensuring consistency with the Fund’s investment strategies and policies, subject to the supervision of the Adviser and the oversight of the Board. William Blair Investment Management, LLC is an investment adviser registered with the U.S. Securities and Exchange Commission and is affiliated with William Blair & Company, L.L.C., an SEC-registered investment adviser founded over 75 years ago by William McCormick Blair. As of December 31, 2015, William Blair Investment Management, LLC and William Blair & Company, L.L.C. had over 1,200 employees including approximately 183 partners, and managed approximately 55.8 billion in client assets.

Rob Lanphier is a Portfolio Manager on the William Blair Mid Cap Growth and Small-Mid Cap Growth teams. He co-founded the Mid Cap Growth strategy in 1997 and the Small-Mid Cap Growth strategy in 1998. Rob has extensive experience in the Industrials sector and previously served as the Industrials Sector Team

Leader. Prior to that, he was with William Blair’s sell-side institutional sales group for eight years. He joined William Blair in 1987. Prior to joining the investment industry, Rob was with Emerson Electric Corporation for nearly six years. Education: B.S., with Honors, Purdue University; M.B.A., Northwestern University Kellogg Graduate School of Management.

David Ricci is a Portfolio Manager on the William Blair Mid Cap Growth and Large Cap Growth teams. He joined the Mid Cap Growth team in 2005 and the Large Cap Growth team in 2011. Previously, he was the Group Head for the Consumer sector, focusing on Specialty Retail and E-commerce companies, in William Blair’s sell-side research group. David joined William Blair in 1994. Prior to joining the investment industry, he had extensive experience with Procter & Gamble, Melville, and Bain & Company. Education: Sc.B., magna cum laude, Brown University; M.B.A., Harvard Business School.

Dan Crowe is a Portfolio Manager on the William Blair Mid Cap Growth team. He served as an Associate Portfolio Manager on the Small Cap Growth team from 2013–2015. Dan joined William Blair as a generalist Research Analyst in May of 2011. Prior to joining William Blair, he was a midcap portfolio manager at Pyramis Global Advisors and prior to that a portfolio manager and analyst at The Boston Company / Founders Asset Management. He began his career as a generalist analyst at Marsico Capital Management. Dan is a member of the CFA Institute and the CFA Society of Chicago. Education: B.S., Mechanical Engineering, University of Illinois at Urbana-Champaign.

Dave Mitchell is a portfolio manager on William Blair’s Small, Small-Mid, and Mid Cap Value strategies. He joined William Blair in his current role in 1996. Previously, he was a partner in the U.S. equity group at Brinson Partners, Inc. and a member of the Post-Venture Portfolio management team. Before that, he was co-manager of Thomas Paine Investors, LP, a private fund that invested in small-cap stocks, after working as a senior equity analyst on NBD’s Woodward Opportunity Fund. Before that, he was an equity analyst and portfolio manager at Connecticut National Bank and, before graduate studies, an equity trader and money market portfolio manager. For more than a decade, Dave served as a director at Reading In Motion (formerly Whirlwind), which partners with teachers to improve urban children’s language-arts and learning skills through the arts. Dave is a member of the CFA Institute and the CFA Society of Chicago. Education: B.A., Knox College; M.B.A., Northwestern University’s Kellogg Graduate School of Management.

Mark Leslie is a portfolio manager on William Blair’s Small, Small-Mid, and Mid Cap Value strategies. He joined William Blair in his current role in 2005. Previously, he was lead portfolio manager of the First American Small Cap Value Fund and co-portfolio manager of First American Mid Cap Value Fund at U.S. Bancorp Asset Management for eight years. Before becoming a portfolio manager, Mark was an equity analyst at U.S. Bancorp. Before that, he was a sell-side analyst with Dain Bosworth for five years. Mark is a member of the CFA Institute and the CFA Society of Chicago. Education: B.S., business and economics, cum laude, University of New Hampshire.

Chad Kilmer is a portfolio manager on William Blair’s Small, Small-Mid, and Mid Cap Value strategies. He joined William Blair in his current role in 2006. Previously, Chad spent two years at U.S. Bancorp Asset Management, where he was most recently lead portfolio manager of the First American Small Cap Value Fund. Before that, he was an analyst with the Small Cap Value product at Gabelli Woodland Partners, a subsidiary of Gabelli Asset Management, for three years. Chad is a member of the CFA Institute and the CFA Society of

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Chicago. Education: B.S.B., Accounting, University of Minnesota; M.B.A., finance emphasis, Yale University School of Management.

The SAI provides additional information about the compensation of the Funds’ portfolio managers, other accounts they manage, and their ownership of shares of the Funds.

A discussion of the basis for the decision of the Board to approve the investment advisory agreement with the Adviser and the sub-advisory agreements with each Investment Manager is available in the Trust’s Statement of Additional Information, dated May 6, 2016

Section 4  |  HOW YOU CAN BUY AND SELL SHARES

This section provides the information you need to move money into or out of your account

What Share Classes We Offer

Share Class Alternatives. Each Fund offers investors three different classes of shares via this prospectus, Class A Shares, Class L Shares, or Institutional Class Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest and are eligible. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. The Funds may offer additional share classes via a different prospectus.

Class A Shares

Class A Shares of the Funds are sold at the offering price, which is the net asset value plus an initial maximum sales charge as described below:

Sales Charge as a % of
Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.53%	1.20%

Finders Fee

The Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $1 million calculated as follows:

$1 million but less than $5 million	1.00%
$5 million but less than $50 million	0.50%
Greater than $50 million	0.25%

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Contingent Deferred Sales Charge (“CDSC”)

For large purchases of Class A shares (greater than $1million) where a commission advance has been paid to the selling dealer, a CDSC of 1.00% will be charged to the shares if they are redeemed during the first 18 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A shares made within 18 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of Class A Shares” below).

Class L Shares

Class L Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Class L Shares of the Funds pay an annual 12b-1 shareholder servicing fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets. Because there are no commissions paid to dealers on investment in Class L Shares, there are no CDSC’s on Class L Shares.

Institutional Class Shares

Institutional Class Shares are sold without any sales charges so that the full amount of your purchase is invested in the Fund. Additionally, Institutional Class Shares do not pay any 12b-1 fees.

The Funds reserve the right to waive the investment minimums on certain Institutional Class Shares in order to qualify the Funds for inclusion in certain adviser fee based programs. The Board of the Trust has approved this waiver.

How To Reduce Your Sales Charge

Class A Shares Quantity Discounts

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account; or a “company” as defined in Section 2(a)(8) of the 1940 Act.

As used herein, “Participating Funds” refers to investment companies advised by the Adviser as determined from time to time by the Board.

Investors must notify the Funds or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Funds or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Funds, their authorized dealer or the Distributor.

Volume Discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Funds, or in any combination of shares of the Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative Purchase Discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude a Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Shareholder Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

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Class A Shares Purchase Program

Class A Shares of the Funds may be purchased at net asset value without a sales charge by:

(1)	Current or retired trustees or directors of funds advised by the Adviser and any of its subsidiaries and such persons’ families and their beneficial accounts.

(2)	Current or retired directors, officers and employees of the Adviser and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons’ families and their beneficial accounts.

(3)	Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution’s employees; provided that such purchases are otherwise permitted by such institutions, and the Funds receive a prior written request from the financial institution seeking to avail itself of the exemption.

(4)	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing Fund shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other account or program in which the clients pay a fee (which may be asset-based and/or subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the account or program, and the Funds receive a prior written request from the entity seeking to avail itself of the exemption.

(5)	Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs, and the Funds receive a prior written request from the entity seeking to avail itself of the exemption.

(6)	Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k) or Keogh plan) if:

(i)	the account being funded by such rollover is maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof;

(ii)	the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

(iii)	the Funds receive a prior written request from the entity seeking to avail itself of the exemption.

(7)	Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), and the Funds receive a prior written request from the entity seeking to avail itself of the exemption.

(8)	Custodial accounts held by a bank or trust company, created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

(9)	Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fees) brokerage accounts, and the Funds receive a prior written request from the entity seeking to avail itself of the exemption.

(10)	Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Funds’ Adviser. There is no minimum investment amount for purchases made under this option (10).

The term “families” includes a person’s spouse, children and grandchildren under 21 years of age, parents and the parents of the person’s spouse. Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Shareholder Services by the investment adviser, financial planner, trust company or bank trust department, provided that Shareholder Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. Each Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire Class A Shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. To exercise this privilege, the Trust must receive your purchase order within 180 days of your redemption. In addition, you must notify Shareholder Services when you send in your purchase order that you are repurchasing shares. The Fund reserves the right to modify or terminate this arrangement at any time.

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 544-6060, or Shareholder Services at (888) 933-8274. All account information is subject to acceptance and verification by the Funds’ Distributor.

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Trust’s web site at www.apifunds.com, which provides links to the prospectus and SAI containing the relevant information. You may also call the Trust at (800) 544-6060 or Shareholder Services at (888) 933-8271 for this information. All account information is subject to acceptance and verification by the Fund’s Distributor.

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of a Fund when, in the judgment of the Trust’s management, such withdrawal is in the best interest of the Fund. An

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order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing by the Trust and payment has been received.

How To Buy Shares

You may obtain application forms for the purchase of Class A, Class L, or Institutional Class Shares of the Funds by contacting the shareholder services department of Huntington Asset Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent, at the address or telephone number shown below.

Regular Mail:

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P.O. Box 6110

Indianapolis, Indiana 46206

Overnight Mail:

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2960 N. Meridian St., Ste. 300

Indianapolis, Indiana 46208

Phone:

(888) 933-8274

Shares are sold at their offering price, which is based upon the net asset value per share next computed after receipt and acceptance of the order by the Transfer Agent, plus any applicable sales charge.

The minimum initial investment in each Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100.

The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000.

An exception to these minimums is granted for investments made pursuant to special plans or if approved by the Distributor. The Adviser may also approve waivers of the minimum purchase amount if, in its opinion, to do so would be in the best interests of a Fund’s shareholders. If you purchase Shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Transfer Agent will be deemed to have received your purchase order when that third party has received your order. The Trust and the Distributor reserve the right to reject any purchase order and to discontinue offering Shares of a Fund for purchase.

Additional Investments. You may purchase additional Shares of a Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

■	your name;

■	the name on your account(s);

■	your account number(s);

■	the name of the Fund; and
■	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “How to Invest” (above) in this prospectus. To send a bank wire, call the Transfer Agent at (888) 933-8274 to obtain instructions.

Automatic Investment Plan. You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Customer Identification and Verification. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. This information will be verified to ensure the identity of all persons opening a mutual fund account. The Trust is required by law to reject your new account application if the required identifying information is not provided. Please contact the Transfer Agent at (888) 933-8274 if you need additional assistance when completing your account application.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Trust, your application will be rejected. Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV. However, the Trust reserves the right to close your account at the next-determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Trust. If the Trust is unable to verify your identity, the Trust reserves the right to liquidate your account at the next-determined NAV and remit proceeds to you via check. The Trust reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program. Customer identification and verification is part of the Trust’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, if the Trust is unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may delay opening your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account without further notice and return to you the value of your shares at the next calculated net asset value. The Trust has appointed

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an officer of the Distributor to serve as AML Officer and to oversee the implementation of the Trust’s Anti-Money Laundering Compliance Program.

Investing by Wire. Once you have completed an application and the Transfer Agent has verified certain information on your account application form, you may purchase Class A, Class L or Institutional Shares of a Fund by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank. Once your account is opened, you may make additional investments using the wire procedure described above.

Investing by Mail. For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the applicable Fund. Please be sure to specify the class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

Right of Refusal. The Trust may reject or cancel any purchase orders, including exchanges, for any reason.

Other Purchase Information. Each Fund may limit the amount of purchase and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Transfer Agent.

How To Sell Shares

You may sell your Class A, Class L, or Institutional Class Shares in three different ways:

■	by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

■

by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

■	by making a telephone request for redemption proceeds to be wired to a predesignated bank.

Redemptions by Mail. A written request for redemption must include the name of the Fund, the class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon timely receipt by Shareholder Services of a redemption request in “good order,” as described below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.’s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request.

Telephone Redemptions. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than individual retirement accounts. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary. Shareholders may avoid the possibility of having to re-submit a redemption request by using any other regular means of request described in this prospectus.

Wire Redemptions. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out and submitting in advance the appropriate form that is available from Shareholder Services.

Other Information. Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in “good order,” as defined under “Exchange Privileges,” below. The Funds, however, may delay sending redemption proceeds for up to seven days. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. A Fund generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There

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will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier’s check or certified check. If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Funds at the NAV per share determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

A Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted (as determined by the SEC), during an emergency (as determined by the SEC) that makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

Section 5  |  GENERAL INFORMATION

This section summarizes the Funds’ distribution policies and other general Fund information

Dividends, Distributions And Taxes

Dividends and Other Distributions. Each Fund declares and pays dividends from its net investment income and distributes any net capital gains realized from the sale of its portfolio securities at least annually. Unless the Trust receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Taxation of Shareholders. Dividends and other distributions by a Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from a Fund’s investment company taxable income (generally consisting of net investment income, plus the excess of net short- term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of a Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

A Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions (“QDI”) generally are subject to federal income tax at the rates applicable to net long-term capital gain, including a 20% maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of a Fund’s dividends — not exceeding the aggregate dividends it receives from domestic corporations only — also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Distributions to you of a Fund’s net capital gain also are subject to a 20% maximum federal income tax rate for individual shareholders.

Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of a Fund’s shares for shares of another Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 20% rate mentioned above.

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The foregoing only summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisors.

Net Asset Value

The offering price of each Fund’s Shares is based upon the Fund’s net asset value (“NAV”) per share, plus any applicable sales charges. NAV per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. The NAV per share is computed by adding the total value of a Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to a Fund’s Class A, Class L, or Institutional Class Shares, subtracting any liabilities (including accrued expenses) attributable to a Fund’s Class A, Class L, or Institutional Class Shares, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a Fund, the NAV of the different classes may vary.

Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board. Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of Fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV of Fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain Funds when the Trust deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

If a security or securities that a Fund owns are traded after the NYSE is closed (for example, on an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when the Fund is open for business.

Fair Value Pricing

The Board of Trustees has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Funds have adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Requests to purchase and sell shares are processed at the NAV next calculated after the Transfer Agent receives your order in proper form.

Frequent Trading

The Funds are intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Fund shares and does not accommodate such trading. “Market-timers” who engage in frequent purchases or exchanges over a short period of time can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders of a Fund. The Board has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Fund shares by shareholders, and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Funds may temporarily suspend or terminate purchase, redemption or exchange transactions by any investors, potential investors, groups of investors or shareholders who engage in short-term trading activity that may be disruptive to the Trust or any of its Funds. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Funds when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

The Funds or the Underlying Funds may invest in foreign securities, and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in foreign markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the foreign markets but prior to the close of the U.S. markets. The Funds and the Underlying Funds have adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect their fair value as of the valuation time. To the extent that the Funds or the Underlying Funds do not accurately value foreign securities as of the Fund’s valuation time, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders. The Funds or the Underlying Funds may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of the Funds in an effort to

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benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of the Funds held by other shareholders.

Distribution And Service Plans

The Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser or Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold.

Rule 12b-1 Fees

The Board has adopted a Plan of Distribution for each Fund’s Class L Shares of the Funds (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. Each Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 1.00% for Class L Share expenses. Of this amount, not more than 0.25% may represent shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a Class L Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The 12b-1 Plan also covers the Class A Shares of the Funds. Pursuant to the 12b-1 Plan, the Funds may finance from the assets of their Class A Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by the Funds is computed on an annualized basis reflecting the average daily net assets of a class, equal to 0.25% for Class A Share expenses, some or all of which may be classified as shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a Class A Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with making shares of the Funds available to their customers or registered representatives, including costs for providing a Fund with “shelf space” and/or placing a Fund on a preferred or recommended fund list. For purposes of this discussion, “Financial Intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Funds and/or their affiliates. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. These arrangements may apply to any or all shares, including shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see “Payments to Financial Intermediaries” in the Fund’s SAI.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the assets of the Funds that are attributable to investments by customers of the Financial Intermediary or the quality of the Financial Intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to recommend or offer certain funds or share classes over other investment alternatives. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of a Fund’s shares.

The Adviser and/or its affiliates currently have “revenue sharing” arrangements with several Financial Intermediaries.

Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of Fund shares, as well as information about any fees and/or commissions it charges.

General Information

Small Account Fees

Due to the relatively higher cost of maintaining small accounts, the Funds may deduct $25 per year from your account if your account has a value of less than $500 or may redeem the shares in your account if your account has a value of less than $500. If a Fund elects to redeem such shares, it will notify you of its intention to do so, and provide you with the opportunity to increase the amount invested to $500 or more within 30 days of notice. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee or redemption requirement.

API Trust

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that a Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.

Systematic Investment Plan

You may purchase Fund shares through a Systematic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $1,000). You may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Systematic Withdrawal Plan

If you have made an initial investment of at least $10,000 in any of the Funds, or have otherwise accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment — $100; maximum payment — 1% per month or 3% per quarter of the total net asset value of Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Exchange Privileges

You may exchange Shares of any Fund for the identical Class Shares of any other Fund in the API Funds Family. If you exchange Class A Shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange Class A Shares into a Fund with the same, lower or no sales charge there is no sales charge for the exchange. Additionally, the amount of your exchange must meet any initial or subsequent purchase minimums applicable to the Fund into which you are making the exchange.

You may also exchange your Fund shares into the Federated Prime Cash Obligations Fund , which is an unaffiliated, separately managed, money market mutual fund. There is no sales charge for the exchange. This exchange privilege is offered as a convenience to you. For an exchange into the Federated Prime Cash Obligations Fund, you must first receive that Fund’s prospectus. The exchange privilege must also be selected on your account application form.

You may place exchange orders in writing with Shareholder Services, or by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services. All permitted exchanges will be effected based on the NAV per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in “good order.” An exchange request is considered in “good order” only if the dollar amount or number of shares to be purchased is indicated and the written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days’ written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

Code Of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics (the “Code”) for the Funds, the Advisor and the Investment Managers. The Funds’ Principal Underwriter has also adopted a Code of Ethics which governs its activities as an Underwriter. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Codes. The Funds have filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Cost Basis

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Trust has chosen the average cost method as its standing (default) cost basis method for all shareholders. Under this method, the Funds will average the cost of all shares held by a shareholder for tax reporting purposes. Each shareholder has the option to elect a different cost basis method by

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notifying the Fund in writing. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

Section 6  |  FINANCIAL HIGHLIGHTS

The Funds are new and therefore do not have financial information to report. Once the Funds have an operating history, this prospectus will include a financial highlights table which is intended to help you understand each Fund’s financial performance for the past five years (or inception date, as applicable). Certain information will reflect financial results for a single Fund share. The total returns in the table will represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

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Section 7  |  FOR MORE INFORMATION

Shareholders may direct general inquiries to the Trust at the address or telephone number listed below. Inquiries regarding shareholder account information should be directed to Shareholder Services at the address or telephone number listed below.

TRUST

API Funds

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(800) 544-6060

TRANSFER AGENT

API Funds

P.O. Box 6110

Indianapolis, Indiana 46206-6110

(888) 933-8274

For Overnight Deliveries:

API Funds

2960 N. Meridian Street

Suite 300

Indianapolis, Indiana 46208

You can obtain more information about the Funds in:

*	the SAI dated May 6, 2016, which contains detailed information about the Funds, particularly their investment policies and practices. The current SAI is on file with the SEC and is incorporated into this prospectus by reference (that is, the SAI is legally part of this prospectus).

*	the Annual and Semi-annual Reports to Shareholders, which will detail the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period. Each annual report will also contain a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the year covered by the report.

To request a copy of the current SAI or when available, copies of the Funds’ most recent Annual and Semi-annual Reports, without charge, or for other inquiries, please contact us:

By Mail:	API Funds
2303 Yorktown Avenue
Lynchburg, Virginia 24501

By Telephone:	(800) 544-6060

By Internet:	www.apifunds.com

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser and Investment Managers, who provides services to the Funds. Shareholders are not parties to, or third party beneficiaries of, these contractual arrangements, and these contractual arrangements cannot be enforced by shareholders.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information about the operation of the Public Reference Room.) Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may also be obtained for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Trust’s SEC 1940 Act file number is: 811-04262

PRIVACY NOTICE

FACTS	WHAT DOES AMERICAN PENSION INVESTORS TRUST (“API FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include your:

•    Social Security Number

•    Assets

•    Retirement Assets

•    Transaction History

•    Checking Account History

•    Purchase History

•    Account Balances

•    Account Transactions

•    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons API Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does API Funds share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	Yes	No

For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 888-933-8274

Who we are
Who is providing this Notice?	API Funds Yorktown Management & Research, Inc.

What we do
How does API Funds protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does API Funds collect your personal information?

We collect your personal information, for example, when you

•    Open an account

•    Provide account information

•    Give us your contact information

•    Make deposits or withdrawals from your account

•    Make a wire transfer

•    Tell us where to send the money

•    Tell us who receives the money

•    Show your government-issued ID

•    Show your drivers’ license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•    Sharing for affiliates’ everyday business purposes-

information about your creditworthiness.

•    Affiliates from using your information to market to you.

•    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Yorktown Management & Research, Inc., is an affiliate of API Funds.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • API Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • API Funds does not jointly market.